Exhibit 99.1

NEWS RELEASE For release at 8:00 a.m. EDST, 4/20/05 Contact: Julie Blystone Toll free ofc. (877) 988-8048 Fax (715) 424-3414 Email- pr@renlearn.com

2911 Peach Street • P.O. Box 8036 • Wisconsin Rapids, WI 54495-8036

Renaissance Learning Announces First Quarter Financial Results

WISCONSIN RAPIDS, Wis., — April 20, 2005 — Renaissance Learning, Inc., (Nasdaq: RLRN), a leading provider of learning information systems and school improvement programs for pre-K-12 schools, today announced financial results for the three month period ending March 31, 2005. Net income, including income from discontinued operations of Generation21 of $0.6 million or $.02 per share, was $6.5 million compared to $5.9 million for the first quarter 2004, an increase of 8.8%.  Diluted net income per share for the quarter was $0.21, compared to $0.19 per share for first quarter 2004.  Revenues, which exclude the impact of discontinued operations, were $27.6 million, a decrease of 11.0% from first quarter 2004 revenues of $31.0 million.

“A more pronounced seasonality with Renaissance Place, as well as the challenging market conditions caused orders to lag last year’s levels,” noted John R. Hickey, president and chief executive officer of Renaissance Learning. “However, the percentage decline in both orders and revenue was improved over the fourth quarter and our strategic initiatives appear ready to bear fruit.   We completed the divestiture of our Generation21 subsidiary in the first quarter and we expect the merger with AlphaSmart to close in the second quarter as planned.  Our summer reading program, which currently includes about 300 communities nationwide, and our English In a Flash software are showing good initial momentum. The StandardsMaster enhancements are also underway and, with over 4,900 schools who now have one or more of our products on the Renaissance Place platform, we are now expecting that number to grow to 10,000 installations by the end of the year.”

Renaissance Learning held its sixth annual National Renaissance Conference in March.  About 3,500 educators attended the event held in San Antonio, Texas, which was up from the 3,000 attendees at last year’s conference.  Renaissance Learning added about 400 new customer schools in the U.S. and Canada during the quarter, bringing total North American schools that have adopted Company products to over 67,000.  Of these, over 64,000 use the Company’s reading products and over 25,000 use math.

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RLRN First Quarter Results

The Company will hold a conference call at 4:00 p.m. CDST today to discuss its financial results, quarterly highlights, and business outlook.  The teleconference may be accessed in listen-only mode by dialing 888-335-6680 at 4:00 p.m. CDST.  Please call a few minutes before the scheduled start time to ensure a proper connection.

A digital recording of the conference call will be made available on April 20, 2005 at 8:00 p.m. through April 27, 2005 at 11:59 p.m.  The replay dial-in is 877-519-4471.  The conference ID number to access the replay is 5903960.

Renaissance, Renaissance Learning, the pyramid design, Renaissance Place, English In a Flash, StandardsMaster and National Renaissance Conference are trademarks of Renaissance Learning, Inc. registered or pending registration in the United States and other countries. Generation21 is a registered trademark of Generation21 Learning System, LLC. AlphaSmart is a registered trademark of AlphaSmart, Inc.

Renaissance Learning, Inc., is a leading provider of research-based learning information systems software, school improvement programs, teacher training and consulting.  Adopted by about 67,000 schools, Renaissance information technology products give students and teachers continuous constructive feedback that helps motivate students, dramatically accelerate learning, improve test scores, and help students master all standards, while reducing teacher paperwork.  Renaissance Learning has four U.S. locations and subsidiaries in Australia, Canada, India, and the United Kingdom.

This press release contains forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995, including statements regarding growth initiatives, management’s revenue and profit expectations for future periods, the introduction and acceptance of new products and services, and new marketing approaches.  Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements.  Factors that could cause or contribute to such differences include risks associated with the implementation of the Company’s strategic growth plan and other risks affecting the Company’s business as described in the Company’s filings with the Securities and Exchange Commission, including the Company’s 2004 Annual Report on Form 10-K and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference.  The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

ADDITIONAL INFORMATION

The Company filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) on February 25, 2005, as amended on Form S-4/A on April 13, 2005, which included a proxy statement/prospectus and other relevant materials in connection with the proposed acquisition of AlphaSmart by the Company. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THIS FILING BECAUSE IT CONTAINS IMPORTANT INFORMATION REGARDING THE PROPOSED ACQUISITION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by AlphaSmart at AlphaSmart's web site at www.alphasmart.com or by contacting AlphaSmart investor relations at IR@alphasmart.com or via telephone at (408) 355-1029. Investors and security holders may obtain free copies of the documents filed with the SEC by the Company by directing such requests to Renaissance Learning, Inc., Attention: Corporate Secretary, 2911 Peach Street, P.O. Box 8036, Wisconsin Rapids, Wisconsin 54995 or via telephone at (715) 424-3636.

The Company, AlphaSmart and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of AlphaSmart in connection with the proposed acquisition. Information regarding directors and executive officers of AlphaSmart and the Company and their respective interests in the proposed acquisition is available in the proxy statement/prospectus of AlphaSmart and the Company described above and other relevant materials filed with the SEC.

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RENAISSANCE LEARNING, INC.

CONSOLIDATED STATEMENTS OF INCOME

(dollar amounts in thousands, except per share amounts)

(unaudited)

	Three Months
	Ended March 31,
	2005	2004
Net sales:
Products	$21,126	24,804
Services	6,431	6,151
Total net sales	27,557	30,955

Cost of sales:
Products	1,189	1,703
Services	2,760	3,535
Total cost of sales	3,949	5,238

Gross profit	23,608	25,717

Operating expenses:
Product development	3,618	3,596
Selling and marketing	8,045	8,624
General and administrative	3,069	3,137
Total operating expenses	14,732	15,357

Operating income	8,876	10,360

Other income (expense), net	456	389

Income – continuing operations before income taxes	9,332	10,749

Income taxes – continuing operations	3,453	4,005

Income – continuing operations	5,879	6,744

Income (loss) on discontinued operations, net of tax benefit of $1,417 in 2005 and $515 in 2004	584	(802)

Net income	$6,463	$5,942

Income per share:
Basic:
Continuing operations	$0.19	$0.22
Discontinued operations	0.02	(0.03)
Net Income	$0.21	$0.19
Diluted:
Continuing operations	$0.19	$0.22
Discontinued operations	0.02	(0.03)
Net income	$0.21	$0.19

Weighted average shares outstanding:
Basic	30,816,536	30,963,565
Diluted	30,858,293	31,234,394

RENAISSANCE LEARNING, INC.

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands)

(unaudited)

	March 31,	December 31,
	2005	2004

ASSETS:
Current assets:
Cash and cash equivalents	$39,340	$27,460
Investment securities	19,630	25,103
Accounts receivable, net	8,361	8,441
Inventories	2,206	2,364
Prepaid expenses	1,138	1,194
Deferred tax asset	3,666	3,800
Assets of discontinued operations	-	1,149
Other current assets	400	453
Total current assets	74,741	69,964

Investment Securities	16,670	21,003
Property, plant and equipment, net	18,454	18,552
Deferred tax asset	1,659	1,620
Other assets	3,403	3,585

Total assets	$114,927	$114,724

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$3,341	$2,377
Deferred revenue	15,096	16,484
Payroll and employee benefits	2,137	2,832
Income taxes payable	2,340	925
Liabilities of discontinued operations	-	1,650
Other current liabilities	4,039	3,881
Total current liabilities	26,953	28,149
Deferred revenue	558	620
Deferred compensation	1,305	1,354
Total liabilities	28,816	30,123

Minority interest	191	184

Total shareholders' equity	85,920	84,417

Total liabilities and shareholders' equity	$114,927	$114,724

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